EXHIBIT 7.1(F)

                            NON-COMPETITION AGREEMENT

          This Non-Competition Agreement, dated as of December 29, 1999 (this "Agreement"), is by and between American Home Mortgage Holdings, Inc., a Delaware corporation (the "Company"), and John Johnston (the "Executive").


          WHEREAS the Company and the Executive are the parties to that certain Stock Purchase Agreement, dated as of the date hereof, by and among the Company, Marina Mortgage Company, Inc. (the "Subsidiary") and the stockholders of the Subsidiary listed on the signature pages thereto (the "Stock Purchase Agreement"); and


          WHEREAS, the parties hereto have entered into that certain Employment Agreement of even date hereof (the "Employment Agreement").


          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the Company and the Executive hereby agree as follows:

          1.   Definitions.   Unless  defined   elsewhere  in  this   Agreement,
capitalized terms contained herein shall have the meanings set forth or incorporated by reference in Section 17 of the Employment Agreement.

          2. Non-competition; Non-solicitation.

          (a) In consideration of the Stock Purchase Agreement, the Executive agrees that for the period ending on the fifth anniversary of the Stock Purchase Agreement or for such longer period of time if the Executive is employed by the Company in accordance with Section 3(b) of the Employment Agreement (the "Non-Competition Period"), the Executive will not, directly or indirectly (whether as a sole proprietor, partner or venturer, stockholder, director, officer, employee, consultant or in any other capacity as principal or agent or through any Person, subsidiary or employee acting as nominee or agent):

               (i) conduct or engage in or be interested in or associated with any Person which conducts or engages in the AHM Business within the United States;

               (ii) take  any  action,   directly  or  indirectly,  to  finance,
     guarantee or provide any other material assistance to any Person engaged in the AHM Business;

               (iii) solicit, contact or accept business of any client or counterparty whom the Company served or conducted business with or whose name became known to the Executive as a potential client or counterparty while in the employ of the Company or during the Non-Competition Period; or

               (iv) influence or attempt to influence any Person that is a contracting party with the Company at any time during the Non-Competition Period to terminate any written or oral agreement with the Company.

          For purposes of this Agreement, the term "AHM Business" shall mean the residential mortgage lending or residential mortgage brokerage business as conducted by the Company and any business involving the supply of services substantially similar to services provided by the Company at the time of the termination of the Executive's employment.

          (b) The Executive shall not, whether for the Executive's own account or in conjunction with or on behalf of any other Person, solicit or entice away from the Company any officer, employee or customer of the Company or the Subsidiary during the term of the Non-Competition Period nor engage, hire, employ, or induce the employment of any such Person whether or not such officer, employee or customer would commit a breach of contract by reason of leaving service or transferring business.

          (c) The restrictive provisions hereof shall not prohibit the Executive from (i) having an equity interest in the securities of any entity engaged in the AHM Business or any business with respect to which the Executive obtained confidential or proprietary data or information, which entity's securities are listed on a nationally-recognized securities exchange or quotation system or traded in the over-the-counter market, to the extent that such interest does not exceed 5% of the outstanding equity interests of such entity or (ii) with the prior written consent of the Company, serving as a director or other advisor to any other Person.

          (d) The Executive agrees that the covenants contained in this Section are reasonable covenants under the circumstances, and further agrees that if in the opinion of a court of competent jurisdiction, such restraint is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants which as to such court shall appear not reasonable and to enforce the remainder thereof as so amended.

          (e) Notwithstanding anything herein to the contrary, if the Company shall terminate the Executive's employment during the term of the Employment Agreement other than pursuant to Section 7(b) of the Employment Agreement, the Executive shall be subject to restrictions set forth in this Agreement until the earlier of two years from the Date of Termination or expiration of the Non-Competition Period, unless grounds exist at such time that would permit the Executive to terminate his employment for Good Reason under Section 7(c) of the Employment Agreement, in which case the Executive shall only be subject to the restrictions in this Agreement until the earlier of nine months from the Date of Termination or the expiration of the Non-Competition Period.

          (f) Notwithstanding anything herein to the contrary, if the Executive shall terminate the Executive's employment during the term of the Employment Agreement for Good Reason pursuant to Section 7(c) of the Employment Agreement, the Executive shall be subject to restrictions set forth in this Agreement until the earlier of nine months from the Date of Termination or the expiration of the Non-Competition Period.

          (g) Notwithstanding anything herein to the contrary, if the Executive's employment terminates under any circumstance that does not entitle the Executive to payments under Section 8(a) of the Employment Agreement (including a termination by reason of the death or Disability of the Executive, or by reason of the Company or the Executive electing not to extend or further extend the term of this Agreement pursuant to Section 3(b)), the Executive shall be subject to the restrictions set forth in this Agreement until the expiration of the Non-Competition Period.

          3. Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement to any of the other parties shall be in writing and shall be deemed to have been duly given when (a) delivered in person, the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) or (b) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

          If to the Company,
          addressed to:                   American Home Mortgage Holdings, Inc.
                                          12 East 49th Street
                                          New York, New York  100017
                                          Telephone:  (212) 755-8600
                                          Facsimile:  (212) 546-6834
                                          Attn:  Human Resources Officer

          If to the Executive,
          addressed to:                   Marina Mortgage Company, Inc.
                                          15635 Alton Parkway, Suite 450
                                          Irvine, CA  92618
                                          Telephone:  (949) 753-8900
                                          Facsimile:  (949) 753-7244
                                          Attention:  John Johnston

          4. Amendments. This Agreement cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties.

          5. Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties, provided the Company may assign or otherwise transfer this Agreement to any succeeding entity without limitation, which entity shall assume all rights and obligations hereunder.

          6. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the matters contemplated herein and supersede all previous written or oral negotiations, commitments and understandings.

          7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          8. Headings. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of any such provisions or of this Agreement, taken as an entirety.

          9. Severability. If, and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity or enforceability of the remainder of this Agreement, but shall be confined in its operation to the jurisdiction in which made and to the provisions of this Agreement directly involved in the controversy in which such judgment shall have been rendered.

          10. Governing Law. THIS AGREEMENT IS EXECUTED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND BE ENFORCEABLE IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                           American Home Mortgage Holdings, Inc.



                                           By:  /s/  Michael Strauss
                                              ----------------------------------
                                               Name:  Michael Strauss
                                               Title: President and CEO



                                                /s/  John Johnston
                                              ----------------------------------
                                                   John Johnston